UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2026
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Schrodinger, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39206	95-4284541
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
(Commission File Number)

1540 Broadway, 24th Floor New York, NY		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 295-5800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Principal Accounting Officer
On March 8, 2026 (the “Effective Date”), the Board of Directors of Schrödinger, Inc. (the “Company”) designated Therese Abrams, the Company’s Vice President, Corporate Controller, as the Company’s principal accounting officer effective immediately.
Ms. Abrams, age 42, had served as the Company’s Vice President, Corporate Controller since July 2025. Ms. Abrams served as the Company’s Vice President, Finance from January 2023 to July 2025, as the Company’s Executive Director, Finance from January 2020 to January 2023, as the Company’s Senior Director of Revenue Operations from January 2019 to January 2020, as the Company’s Director of Revenue from January 2018 to January 2019, and as the Company’s Revenue Manager from May 2013 to January 2018. Prior to joining the Company, Ms. Abrams was a Revenue Manager at Jive Software, a provider of communication and collaboration software, from January 2011 to May 2013, a Senior Financial Analyst at EVRAZ North America, a provider of engineered steel products, from May 2010 to January 2011, and a Senior Associate at KPMG, an accounting firm, from September 2006 to May 2010. Ms. Abrams is a certified public accountant. Ms. Abrams received a B.S. in Accounting from Oregon State University.
Ms. Abrams does not have a family relationship with any of the Company’s officers or directors and has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. Abrams and any other person pursuant to which Ms. Abrams was designated as the Company’s principal accounting officer.
Ms. Abrams has entered into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.21 to the Company’s Registration Statement on Form S-1 (File No. 333-235890) filed with the Securities and Exchange Commission on January 10, 2020, which became effective upon the Effective Date. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Ms. Abrams for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by her in any action or proceeding arising out of her service as an officer of the Company.
There have been no other changes to Ms. Abrams’ compensatory plans or arrangements in connection with her designation as principal accounting officer.
Separation of Chief Accounting Officer and Principal Accounting Officer
On March 6, 2026, Jenny Herman transitioned from her role as the Company’s Chief Accounting Officer and principal accounting officer. Ms. Herman will remain employed by the Company through April 10, 2026 to ensure a smooth transition. The Company thanks Ms. Herman for her many years of service and contributions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Schrödinger, Inc.

Date: March 12, 2026	By:	/s/ Yvonne Tran
Yvonne Tran
Chief Legal Officer and Corporate Secretary